Exhibit 99.1

Graf Industrial Corp. Announces Business Combination Negotiations

with Polypropylene Recycling Company

NEWS PROVIDED BY

Graf Industrial Corp.

April 8, 2020

HOUSTON, Texas, April 8, 2020 /PRNewswire/ -- Graf Industrial Corp. (NYSE: GRAF; GRAF WS; GRAF U), a special purpose acquisition company ("GRAF"), announced today that it is in negotiations relating to a potential business combination with a polypropylene recycling company (the “Target”), pursuant to which the Target would become a publicly traded company (the “Transaction”).

GRAF has mailed to its stockholders of record as of March 19, 2020 a definitive proxy statement for a special meeting to approve an extension of time for GRAF to complete an initial business combination through July 31, 2020.

The Target’s ground-breaking, patented recycling process, developed and licensed by a major multinational, separates color, odor and any other contaminants from plastic waste feedstock to transform it into virgin-like resin. The Target’s licensed process creates an opportunity to support closing the loop in the reuse of recycled plastics while making recycled plastics more accessible at scale to companies desiring to use a sustainable, recycled resin. This technology is being brought to market by a strong management team with deep expertise and a history of bringing disruptive technologies to market. Over the last two years, the Target has built a series of strategic partnerships with major multinational corporations and now has commitments for over four times the output of its first production facility.

The Target's revolutionary process holds the possibility to solve for the ongoing problem of recycling the 150+ billion pounds of PP produced every year, which has averaged a 5% rate of growth over the last five years, according to the Target. Consumer demand, combined with major multinational sustainability commitments, reinforced by new stringent recycled content restrictions globally, have led to substantial interest in, and demand for the Target’s innovative capabilities. The Target has been recognized by the American Chemistry Council for its innovation in plastics recycling and has been recognized by a weekly news magazine with amongst the world's largest circulation as one of its top 100 inventions of the year.

The Proposed Transaction

In the proposed Transaction, GRAF would acquire 100% of the Target, with GRAF issuing new GRAF common stock to existing Target shareholders, who would be rolling 100% of their equity interests. No cash would be paid to existing Target shareholders, who are expected to retain a majority equity position in the combined company. The Target’s current Chief Executive Officer would continue to lead the combined company as CEO.

The net cash proceeds from the Transaction are expected to allow the Target to accelerate its long-term growth, which includes global expansion to meet demonstrated demand around the world.

Completion of the Transaction is subject to, among other things, completion of due diligence by GRAF, the negotiation and execution of a definitive agreement providing for the Transaction, satisfaction of the closing conditions included therein and approval of the transaction by GRAF’s and the Target’s shareholders. Accordingly, there can be no assurance that a definitive agreement will be entered into or that the proposed Transaction will be consummated.

About Graf Industrial Corp.
Graf Industrial Corp. is a blank check company incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. GRAF was founded by James A. Graf and Michael E. Dee and consummated its initial public offering on the New York Stock Exchange on October 18, 2018. For more information, please visit www.grafacq.com.

Additional Information and Where to Find It
If a legally binding definitive agreement is entered into, a full description of the terms of the transaction will be provided in a proxy statement for the stockholders of GRAF (the “Transaction Proxy Statement”), to be filed with the U.S. Securities and Exchange Commission (the “SEC”). GRAF urges investors, stockholders and other interested persons to read, when available, the preliminary Transaction Proxy Statement as well as other documents filed with the SEC because these documents will contain important information about GRAF, the potential target company and the transaction. The definitive Transaction Proxy Statement will be mailed to stockholders of GRAF as of a record date to be established for voting on the proposed transaction.

In addition, GRAF has filed a definitive proxy statement (the “Extension Proxy Statement”) to be used at its special meeting in lieu of annual meeting of stockholders to approve an extension of time in which GRAF must complete an initial business combination or liquidate the trust account that holds the proceeds of GRAF’s initial public offering (the “Extension”). GRAF has mailed the definitive Extension Proxy Statement and other relevant documents to its stockholders of record as of March 19, 2020 in connection with the Extension. Investors and security holders of GRAF are advised to read the definitive Extension Proxy Statement and, when available, the preliminary Transaction Proxy Statement and definitive Transaction Proxy Statement, and any amendments thereto, because these documents will contain important information about the Extension, GRAF and the proposed Transaction. The definitive Transaction Proxy Statement will be mailed to stockholders of record as of a record date to be established for the special meeting of stockholders relating to the proposed Transaction. Stockholders will also be able to obtain copies of the definitive Extension Proxy Statement and the Transaction Proxy Statement, without charge, once available, at the SEC's website at www.sec.gov or by directing a request to: Graf Industrial Corp., 118 Vintage Park Blvd., Suite W-222, Houston, TX 77070.

Forward Looking Statements
Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside GRAF's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of GRAF to enter into a definitive agreement with respect to the proposed business combination or to complete the contemplated transactions with the Target; matters discovered by the Target or GRAF as they complete their respective due diligence investigation of the other; the risk that the approval of the stockholders of GRAF for the potential transaction is not obtained; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of funds available in GRAF’s trust account following any redemptions by GRAF stockholders; the ability to meet the NYSE’s listing standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; and those factors discussed in GRAF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 under the heading “Risk Factors,” and other documents of GRAF filed, or to be filed, with the SEC. GRAF does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Participants in the Solicitation
GRAF and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension and the potential transaction described herein under the rules of the SEC. Information about the directors and executive officers of GRAF and a description of their interests in GRAF are set forth in the definitive Extension Proxy Statement, which was filed with the SEC on March 27, 2020, and will also be contained in the Transaction Proxy Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation
The disclosure herein is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of GRAF, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive document.

Contact information

Graf Industrial Corp.
Michael Dee
President and Chief Financial Officer
michael@grafacq.com

(617) 866-3605

SOURCE: Graf Industrial Corp.